NOVEMBER 30, 2001

SEMI-ANNUAL
REPORT

CITIZENS VALUE FUND(SM)

[CITIZENS FUNDS(R) LOGO]

[PHOTO OF JOHN L. SHIELDS]
JOHN L. SHIELDS
PRESIDENT

DEAR SHAREHOLDER:

While most investors are happy to put the past year behind them, Citizens Value Fund investors can be happy for a different reason -- the performance of their fund.

We at Citizens Funds are pleased to have added the Citizens Value Fund to our socially responsible investment lineup. Building on a legacy of success, Shelly Meyers, founder and portfolio manager of the fund since 1996, continues to serve as leader of the investment team. Under her leadership, the Citizens Value Fund proudly boasts a 5-star Morningstar Rating(TM) with a total return of 17.84% for the twelve-month period ended November 30, 2001 -- putting it into the top 1% out of 4,699 funds in the large-cap value category for the same period, according to Morningstar.

Like all of Citizens Funds, the Citizens Value Fund utilizes Citizens' proprietary Fundamental Social Research(SM) process to evaluate current and prospective companies for financial and social merit. Based on the premise that effective corporate citizens make for the most successful companies, the goal is to conduct a comprehensive, integrated analysis of all the factors that affect a company's stock performance. We firmly believe that our research process is one of the most rigorous in the socially responsible investment arena.

Our investment management approach is an example of our commitment to deliver a high level of service to our investors. This commitment to excellence extends throughout our entire organization and is the reason we have invested considerable resources in our service infrastructure. Providing our investors with helpful information and a personal experience is a top priority.

For those of you who are new to the Citizens Funds family -- welcome. I encourage you to learn more about us and our diversified offering of socially responsible investment options by visiting our web site at www.citizensfunds.com, or by calling us at (800) 223-7010, Monday - Friday, 9 a.m. - 6 p.m. ET.

We value your relationship and look forward to helping you work toward your long-term financial goals.

Best regards,

/s/ John L. Shields

John L. Shields

President

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating(TM) metrics. The Citizens Value Fund was rated against the following numbers of U.S.-domiciled domestic equity funds over the following time periods: 4,699 funds in the last three years and 3,005 funds in the last five years. With respect to these domestic equity funds, the Citizens Value Fund received a Morningstar Rating(TM) of 5 stars for the three- and five-year periods, respectively. Past performance is no guarantee of future results.

(C) 2002 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The inception date of the Citizens Value Fund's predecessor, the Meyers Pride Value Fund, is June 13, 1996. On September 24, 2001, the Meyers Pride Value Fund contributed its portfolio securities in exchange for Standard shares in the Citizens Value Fund.

Past performance does not guarantee future results. Investment return and principal value of an investment in Citizens Funds mutual funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs. For more complete performance information, please see page 3 of this report.

PLEASE CALL (800) 223-7010 FOR A PROSPECTUS THAT CONTAINS COMPLETE DETAILS OF FEES AND EXPENSES AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

Fee waivers are currently in effect and have been instituted in the past to maintain expense limits, without which returns would have been lower.

Distributed by Citizens Securities, Inc., Portsmouth, NH 03801

CITIZENS  VALUE  FUND

SHARE CLASS TICKER SYMBOL:
MYPVX


[PHOTO OF SHELLY MEYERS]

SHELLY MEYERS

Portfolio Manager and Team leader of the Citizens Value Fund since its inception.

GOAL: Long-term capital appreciation.

STRATEGY: Invests mainly in stocks and other equities of large-capitalization companies.

INCEPTION DATE:
06/13/96(2)


AVERAGE ANNUAL RETURNS (%) as of November 30, 2001

                                                                SINCE
                              6 MONTHS   1 YEAR     5 YEARS   INCEPTION
-----------------------------------------------------------------------
Standard Shares(1)             -7.13      17.84      14.92      15.33
S&P 500 Index                  -8.66     -12.22      10.06      11.85

MANAGER COMMENTARY

For the six-month period ended November 30, 2001, the Citizens Value Fund, Standard shares, returned -7.13%, outperforming its benchmark, the S&P 500 Index, which returned -8.66%. In characterizing the Citizens Value Fund's performance during this six-month period, it is interesting to note that during the three-month period ended August 31, 2001, the fund returned -8.89% versus the S&P 500 Index, which returned -9.44%. During the three-month period ended November 30, 2001, the fund again outdistanced itself from the S&P 500 Index, returning 1.94% versus 0.86%. Logic, however, would indicate that performance for the quarter ended November 30, 2001, would be lower than the performance of the prior quarter, given the events of September 11, 2001.

There are two primary reasons for this apart from the general market's behavior. First, during the late spring and summer, we consciously began to establish, as well as add to, existing positions of badly beaten down stocks, most of which were in the technology or telecommunications sectors. We were trying


(1) Includes performance of the Citizens Value Fund's predecessor, the Meyers Pride Value Fund.

(2)  The inception date of the fund's predecessor, the Meyers Pride Value Fund.

to take advantage of what we perceived to be severely oversold conditions in these sectors, with the idea that these holdings would outpace the market starting about six months after we took our positions. These holdings hurt performance during the summer as prices continued to fall. At the same time, we were selling traditional defensive stocks, such as old-line blue chips.

Immediately following the re-opening of the New York Stock Exchange (NYSE) after the September 11 attacks, many of the stocks that had hurt the portfolio in the summer became the ballast of the fund. Telecommunication and technology service and equipment providers were particularly strong as the market began to digest the enormity of Manhattan's rebuilding effort, and indications were that inventory oversupply was being worked out of the system.

Stocks such as AT&T Corp., Computer Associates International, Inc., Cisco Systems, Inc., International Business Machines Corp., Intel Corp., and Sprint Corp., didn't just beat the S&P 500 Index; they ended the six-month period with gains ranging from 3.6% to 21.1%. However, the performance in the portfolio's telecommunications and technology sectors was not uniform. Companies in the wireless arena, including AT&T Wireless Services, Inc., Digital Lightwave, Inc., and Nortel Networks Corp., suffered.

New holdings, such as Pfizer, Inc., Safeway, Inc., and Target Corp., also provided strong gains. These three holdings were added not only for very attractive valuation parameters, but also because of their historically low price volatility. The great economic and consumer uncertainty during the report period led to the belief that the addition of attractively valued, non-traditional defensive stocks could greatly benefit the portfolio as a whole. In addition to providing stability, each has also provided excellent price appreciation since being added to the portfolio.

Our financial sector was mixed. Not surprisingly, any company with perceived insurance exposure suffered, including The Allstate Corp., Lincoln National Corp., and Nationwide Financial Services, Inc. Other financial holdings such as The Bear Stearns Companies, Inc., Bank One Corp., and Bay View Capital Corp., did well.

Two individual holdings had large price movements for company-specific reasons. First, Boston Scientific Corp., the best performing stock during the six-month period with a gain of 53.6%, did well because of new product introductions, an improvement in management's control of operations, and a general market consensus that companies involved with cardiac services and products are a hot sector. Second, another health care stock in the portfolio, Watson Pharmaceuticals, Inc., performed poorly, dropping 50.2% during the six-month period. The primary reasons were a general market concern about the attractiveness of generic drug companies given patent protection litigation, as well as questions about Watson's decision to direct more research and development capital and marketing emphasis on proprietary, higher margin products.

In terms of sector weightings, the top three continue to be financial services, technology and consumer services. We pay great attention to the percentage of individual holdings and industry sectors in an effort to reduce risk while maintaining superior long-term returns. The fund is specifically designed and managed to ensure that its performance is not overly predicated on any individual stock, or over-exposure to one sector.

One question that has come up about the fund recently is whether there is any common theme present within the portfolio. The answer is yes. Simply put, we strive everyday to maintain a consistent investment discipline that seeks out undervalued stocks that have strong or improving fundamentals. In addition, we continually look for catalysts that will trigger and/or maintain a positive movement in stock price.

On the current macro-economic level, our focus is on how the economy responds to the unprecedented series of cuts in interest rates. We believe there simply isn't much more the Federal Reserve can do at this point. The market will now be most affected by how individual companies execute the basics of returning to revenue and earnings growth. For each individual company we own or are interested in, we will be watching their ability to execute very closely. The intelligence and discipline of company management teams is vital at this point.

In our opinion, most of the market appreciation in November was due to investors "looking across the valley" and hoping to get a glimpse of recovery. We believe we can maintain current levels and see more appreciation as the economic environment becomes more transparent. If patience rules, then we believe that the companies with the strongest brands, competitive advantages over their peers, and strong management teams can still provide superior returns relative to the market.



Past performance does not guarantee future results. Investment return and principal value of an investment in Citizens Funds mutual funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs. Fee waivers are currently in effect and have been instituted in the past to maintain expense limits, without which returns would have been lower.

The S&P 500 Index is an unmanaged index of the common stock of 500 of the largest companies in the U.S. stock market. Direct investment cannot be made in this index.

CITIZENS VALUE FUND
PORTFOLIO HOLDINGS-- AS OF NOVEMBER 30, 2001         ($ x 1,000)
(UNAUDITED)

SECURITY                                                  SHARES      VALUE ($)
-------------------------------------------------------------------------------
COMMON STOCKS - 94.4%
Automotive - 3.1%
Ford Motor Co.                                            30,000            568

BANKS  - 5.1%
Bank One Corp.                                            12,000            449
Bay View Capital Corp.                                    65,000            474
                                                                        -------
                                                                            923

COMMERCIAL SERVICES - 3.3%
Cendant Corp.                                             35,000            596

COMPUTERS - 16.7%
Apple Computer, Inc.                                       8,000            170
Computer Associates International, Inc.                   10,000            333
EMC Corp.(b)                                              30,000            504
Intel Corp.                                               15,000            490
International Business Machines Corp.                      4,200            485
Microsoft Corp.(b)                                         8,000            514
Unisys Corp.                                              45,000            535
                                                                        -------
                                                                          3,031

ELECTRICAL EQUIPMENT - 2.7%
Arrow Electronics, Inc.                                   18,000            495

ENTERTAINMENT - 2.9%
AOL Time Warner, Inc.(b)                                  15,000            524

FINANCIAL - DIVERSIFIED - 7.7%
The Bear Stearns Companies, Inc.                          10,000            575
J.P. Morgan Chase & Co.                                   11,300            426
Nationwide Financial Services, Inc., Class A              10,000            385
                                                                        -------
                                                                          1,386

HEALTH CARE - 2.0%
Sola International, Inc.(b)                               20,000            360

INSURANCE - 5.2%
The Allstate Corp.                                        16,500            565
Lincoln National Corp.                                     8,000            382
                                                                        -------
                                                                            947

LEISURE - 2.2%
Callaway Golf Co.                                         25,000            399

MEDICAL EQUIPMENT & SUPPLIES - 3.7%
Boston Scientific Corp.(b)                                25,000            665

PHARMACEUTICALS - 8.5%
Pfizer, Inc.                                              12,500            541
Schering-Plough Corp.                                     15,500            554
Watson Pharmaceuticals, Inc.(b)                           15,000            449
                                                                        -------
                                                                          1,544

RETAIL - 9.1%
Limited, Inc.                                             40,000            557
Safeway, Inc.(b)                                          12,000            535
Target Corp.                                              15,000            563
                                                                        -------
                                                                          1,655

TELECOMMUNICATIONS - 22.2%
AT&T Corp.                                                20,000            350
AT&T Wireless Services, Inc.(b)                           31,436            439
Cisco Systems, Inc.(b)                                    20,000            409
Digital Lightwave, Inc.(b)                                60,000            541
Lucent Technologies, Inc.                                 60,000            439
Nortel Networks Corp.                                     55,000            429
SBC Communications, Inc.                                  10,000            374
Sprint Corp.                                              20,000            436
WorldCom, Inc.(b)                                         40,000            582
                                                                        -------
                                                                          3,999
                                                                        =======
TOTAL COMMON STOCKS                                                      17,092
Cost: $18,115

                              See Financial Notes

SECURITY                                              PRINCIPAL
RATE, MATURITY DATE                                   AMOUNT ($)       VALUE ($)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 5.9%
Fifth Third Bank, Inc.,
     2.00%, 12/03/01
     (collateralized by Federal
     National Mortgage
     Association security)                                 1,073           1,073
Cost: $1,073
                                                                       ---------
TOTAL INVESTMENTS - 100.3%                                                18,165
Cost: $19,188(a)

Percentages indicated are based on net assets of $18,112,955.
(a)  Aggregate cost for federal income tax purposes is substantially the same.
(b)  Non-income producing security.

                              See Financial Notes

CITIZENS VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES -- AS OF NOVEMBER 30, 2001
(UNAUDITED)

ASSETS
-----------------------------------------------------------------------------------
     Investments, at value (cost $19,187,799)                          $ 18,164,541
     Receivables:
         Interest and dividends                                              10,283
                                                                       ------------
     Total assets                                                        18,174,824

LIABILITIES
-----------------------------------------------------------------------------------
     Payables:
         Investment management fees                                          17,175
         Administrative fees                                                 10,889
         Shareholder service fees                                             1,254
         Distribution expenses                                                7,170
         Other accrued expenses                                              25,381
                                                                       ------------
     Total liabilities                                                       61,869
                                                                       ------------
NET ASSETS (TOTAL ASSETS MINUS TOTAL LIABILITIES)                      $ 18,112,955
                                                                       ============

NET ASSETS
-----------------------------------------------------------------------------------
Standard Shares:
     Net assets                                                        $ 18,112,955
     Number of shares outstanding                                         1,275,455
     Net asset value, offering and redemption price per share          $      14.20

Net assets consist of:
     Paid-in capital                                                   $ 17,039,338
     Accumulated net investment loss                                        (74,410)
     Accumulated net realized gains on investments                        2,171,285
     Net unrealized depreciation on investments                          (1,023,258)
                                                                       ------------
NET ASSETS                                                             $ 18,112,955
                                                                       ============

                              See Financial Notes

CITIZENS VALUE FUND
STATEMENT OF OPERATIONS-- FOR THE SIX MONTHS ENDED NOVEMBER 30, 2001 (UNAUDITED)

INVESTMENT INCOME
-----------------------------------------------------------------------------------
   Interest                                                            $     10,931
   Dividend                                                                  59,433
                                                                       ------------
   Total investment income                                                   70,364

EXPENSES
-----------------------------------------------------------------------------------
   Investment management fees                                                74,243
   Administrative fees                                                       17,586
   Distribution expenses                                                     18,561
   Shareholder service fees                                                   1,256
   Transfer agent fees                                                       25,073
   Accounting fees                                                           14,476
   Custody fees                                                              16,102
   Legal fees                                                                20,488
   Other expenses                                                            35,920
                                                                       ------------
   Total expenses before reimbursements and waivers                         223,705
   Reimbursements and waivers                                               (78,931)
                                                                       ------------
   Net expenses                                                             144,774

NET INVESTMENT LOSS                                                    $    (74,410)
                                                                       ------------

REALIZED AND UNREALIZED GAINS/LOSSES FROM INVESTMENTS
-----------------------------------------------------------------------------------
   Realized gains on investments                                       $  1,175,780
   Change in unrealized appreciation/depreciation on investments         (1,994,492)
                                                                       ------------
   Net realized and unrealized losses on investments                   $   (818,712)

CHANGE IN NET ASSETS FROM OPERATIONS                                   $   (893,122)
                                                                       ============

                              See Financial Notes

CITIZENS VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                        FOR THE SIX MONTHS ENDED  FOR THE YEAR ENDED
                                                            11/30/01 (UNAUDITED)            05/31/01
----------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment loss                                          $        (74,410)   $        (67,937)
   Realized gains on investments                                       1,175,780           1,267,521
   Change in unrealized
      appreciation/depreciation on investments                        (1,994,492)            992,948
                                                                ------------------------------------
   Change in net assets from operations                                 (893,122)          2,192,532

DIVIDENDS TO SHAREHOLDERS
   From net realized gains on investments                                   --            (1,276,065)

CAPITAL TRANSACTIONS
   Proceeds from shares issued                                         6,630,300           5,477,052
   Dividends reinvested                                                     --             1,248,508
   Cost of shares redeemed                                            (2,002,496)         (1,989,609)
                                                                ------------------------------------
   Change in net assets from capital transactions                      4,627,804           4,735,951

Change in net assets                                            $      3,734,682    $      5,652,418
                                                                ====================================
NET ASSETS
   Beginning of period                                                14,378,273           8,725,855
                                                                ------------------------------------
   End of period                                                $     18,112,955    $     14,378,273
                                                                ====================================
SHARE TRANSACTIONS
   Issued                                                                477,360             382,889
   Reinvested                                                               --                98,014
   Redeemed                                                             (142,044)           (139,367)
                                                                ------------------------------------
   Change in shares from share transactions                              335,316             341,536
                                                                ====================================

                               See Financial Notes

CITIZENS VALUE FUND
FINANCIAL HIGHLIGHTS

                                      FOR THE SIX MONTHS ENDED                   FOR THE YEARS ENDED                FROM 06/13/96(1)
STANDARD SHARES                            11/30/01(UNAUDITED)       05/31/01    05/31/00    05/31/99    05/31/98     TO 05/31/97
---------------------------------------------------------------------------------------------------------------------------------
SELECTED
PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                  $  15.29        $  14.58    $  14.03    $  12.98    $  12.23       $  10.00
Income/loss from investment operations:
   Net investment loss                                  (0.06)          (0.07)      (0.08)      (0.08)      (0.06)         (0.03)
   Net realized and
      unrealized gains/losses
      from investments                                  (1.03)           2.70        2.05        1.95        2.36           2.26
                                                     ----------------------------------------------------------------------------
Total from
investment operations                                   (1.09)           2.63        1.97        1.87        2.30           2.23
Less dividends
to shareholders:
   From net realized gains                               --             (1.92)      (1.42)      (0.82)      (1.55)          --
                                                     ----------------------------------------------------------------------------
Net asset value,
end of period                                        $  14.20        $  15.29    $  14.58    $  14.03    $  12.98       $  12.23
                                                     ============================================================================
Total Return (%)                                        (7.13)(2)       20.71       14.36       15.43       20.56          22.30(2)

RATIOS AND
SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
   ($ x 1,000)                                       $ 18,113        $ 14,378    $  8,726    $  4,611    $  3,123       $  1,563
Ratio of expenses to average
   net assets (%)                                        1.95(3)         1.95        1.95        1.95        1.95           2.09(3)
Ratio of net investment loss
   to average net assets (%)                            (1.00)(3)       (0.65)      (0.68)      (0.79)      (0.61)         (0.48)(3)
Ratio of expenses to average
   net assets(4) (%)                                     3.01(3)         4.63        7.11       10.32       12.30          41.61(3)
Portfolio turnover rate (%)                             23.29           62.55       72.32       73.70       39.00          42.46

(1)  Commencement of operations.
(2)  Not annualized.
(3)  Annualized.
(4) During the period, certain fees and expenses were reimbursed and waived. If such reimbursements and waivers had not occurred, the ratio would have been as indicated.

                              See Financial Notes

FINANCIAL NOTES(1)

ORGANIZATION

Citizens Funds (the "Trust") is organized as a Massachusetts business trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The accompanying financial statements are those of the Citizens Value Fund (the "fund"). The fund is a separate series of Citizens Funds. The fund offers one class of shares. Financial statements for all other series are published separately.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION

Equity securities are valued at the last sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are valued, or lacking any sales, at the last available bid price for domestic securities and halfway between the bid and ask price for international securities. Short-term securities are valued at amortized cost. Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sales) are valued at fair value, using procedures determined in good faith by the Board of Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on the identified cost basis, unless otherwise specified. Interest income is recorded on an accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

REPURCHASE AGREEMENTS

It is the policy of the fund to receive collateral securities of which the value, including accrued interest, is at least equal to 102% of the amount to be repaid to the fund under each agreement at its maturity.

DIVIDENDS TO SHAREHOLDERS

The fund declares and distributes dividends from net investment income and net realized gains, if any, to shareholders at least annually.

Additional dividends may also be paid to the fund shareholders to the extent necessary


(1)  Unaudited
to avoid federal excise tax on certain undistributed income and net realized gains.

The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification.

FEDERAL INCOME TAXES

The fund is a separate taxable entity for federal tax purposes. The fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders.

FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT FEE

Citizens Advisers, Inc. (the "Adviser") serves as investment adviser to the fund. On September 24, 2001, the Adviser assumed investment advisory responsibilities from Meyers Capital Management, LLC ("Meyers"), the investment adviser to the fund's predecessor, Meyers Pride Value Fund. Under the terms of the management contract, the Adviser is paid a fee of 1.00% of the first $500 million of average daily net assets and 0.90% of average daily net assets in excess of $500 million, at least semi-annually. Under the previous management contract Meyers was paid a fee of 1.00% of the average daily net assets of the fund.

Effective September 24, 2001, Meyers serves as the subadviser to the fund. For its services, Meyers receives an annual fee of 0.30% of the first $100 million of average daily net assets and 0.45% of average daily net assets in excess of $100 million, paid by the Adviser.

DISTRIBUTION FEE

Citizens Securities, Inc. (the "Distributor") is a wholly owned subsidiary of the Adviser and serves as the Distributor for the fund. Pursuant to Rule 12b-1 under the 1940 Act, the fund has adopted a distribution plan under which the fund compensates the Distributor in an amount equal to 0.25% of average daily net assets. Prior to the reorganization of the Meyers Pride Value Fund into the Citizens Value Fund on September 24, 2001, BISYS Fund Services Limited Partnership ("BISYS LP") served as Distributor to the fund's predecessor and was paid a fee of 0.25% of the average daily net assets, for services rendered in connection with the sale and distribution of the predecessor fund's shares and other fees for services provided to shareholders.

ADMINISTRATIVE AND SHAREHOLDER SERVICE FEES

The Adviser, with whom certain officers and trustees are affiliated, performs administrative duties for the Trust under a separate administrative contract, which provides for the reimbursement of out of pocket expenses as well as fees for services rendered. None of the affiliated officers and trustees were paid any fees directly by the fund for serving as officers or trustees of the fund. Under the terms of the administrative contract, the administrator is paid a fee of 0.10% of the average daily net assets of the fund at least semi-annually. Prior to the reorganization of the Meyers Pride Value Fund into the Citizens Value Fund on

September 24, 2001, BISYS LP, with whom certain officers of the fund were affiliated, served as the administrator to the fund's predecessor. Such officers were paid no fees directly by the predecessor fund for serving as officers of that fund. Under the terms of the Administration Agreement, BISYS LP received a minimum fee of $40,000 per year.

In addition, Citizens Securities, Inc., provides a number of administrative services to the Trust relating primarily to shareholder services and communications, and is paid an annual fee per account and is reimbursed out of pocket expenses for providing such services and communications for the fund.

TRANSFER AGENCY AND FUND ACCOUNTING

BISYS Fund Services Ohio, Inc. provides transfer agency and fund accounting services to the fund pursuant to certain fee arrangements.

Transfer agent fees also include the cost of services rendered by third parties to provide sub-transfer agency services.

CUSTODY

Prior to September 24, 2001, BNY Western Trust Company served as custodian for the fund's predecessor. Effective September 24, 2001, Fifth Third Bank acts as custodian for the fund.

TRUSTEE FEES

Certain officers and trustees of the Trust are "interested persons," as defined in the 1940 Act, of the Adviser. Currently, each Trustee who is not an "interested person," receives an annual retainer of $10,000 and $1,000 for each day's attendance at a Trustee meeting. The independent Trustees have elected a Lead Independent Trustee who receives an annual retainer of $15,000.

FEE REDUCTIONS AND REIMBURSEMENTS

The Adviser has agreed to limit the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses of the fund to 1.95% for the period from September 24, 2001, the date of the reorganization, to June 30, 2002. Prior to the reorganization of the Meyers Pride Value Fund into the Citizens Value Fund, Meyers waived investment management fees and reimbursed other expenses to limit the total expenses of the fund's predecessor to 1.95%.

INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term securities, for the fund for the six-month period ended November 30, 2001, were $7,368,284 and $3,280,646 respectively.

MEYERS PRIDE VALUE FUND REORGANIZATION

The Trust entered an agreement and plan of reorganization and liquidation with Meyers Investment Trust on behalf of its series Meyers Pride Value Fund, pursuant to which all of the assets and liabilities of the Meyers Pride Value Fund were transferred to the Citizens Value Fund in exchange for shares of the Citizens Value Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on September 24, 2001, following approval by shareholders of the Meyers Pride Value Fund at a special shareholder meeting. Following is a summary of shares outstanding, net assets, net asset value per share and unrealized depreciation immediately before and after the reorganization:

                                BEFORE REORGANIZATION        AFTER REORGANIZATION
                              --------------------------     --------------------
                              MEYERS PRIDE     CITIZENS             CITIZENS
                                VALUE FUND    VALUE FUND           VALUE FUND
                              --------------------------     --------------------
Shares Outstanding               1,083,741           --             1,083,741
Net assets                     $12,506,840           --          $ 12,506,840
Net asset value per share            11.54           --                 11.54
Unrealized depreciation         (4,141,524)          --             (4,141,524)

At Citizens Funds, we want our investors to know how much we value their business. That's why we offer a comprehensive range of services that includes everything from attentive telephone representatives to an informative web site.

A FULL RANGE OF NO-LOAD MUTUAL FUNDS*

Citizens Core Growth Fund(SM)
Citizens Emerging Growth Fund(R)
Citizens Small Cap Core Growth Fund(SM)
Citizens Value Fund(SM)
Citizens Global Equity Fund(R)
Citizens International Growth Fund(SM)
Citizens Income Fund(R)
Citizens Money Market Fund(SM)

FREE EXCHANGES BETWEEN CITIZENS FUNDS

You can move your money easily and without penalty from any one of our funds to another.

INDIVIDUAL RETIREMENT PLANS (IRA)

We offer investors the opportunity to invest in a variety of IRAs, including Traditional, Roth and Rollover. Citizens Funds are also available for 401(k), 403(b), SEP and SIMPLE retirement plans.

AUTOMATIC INVESTMENT PLAN

Invest automatically on a monthly or quarterly basis with payroll deduction or electronic transfer from your bank.

UNPARALLELED CUSTOMER SERVICE

Our representatives are well-trained professionals whose goal is to satisfy most requests during the first phone call.

Representatives are available from 9 a.m. to 6 p.m. (ET) Monday -- Friday at
(800) 223-7010.

www.citizensfunds.com

Our web site offers daily fund prices and performance, fund and manager profiles, fund prospectuses and applications, shareholder activism updates, online account access and transactions and much more.

INTELLIGENT COMMUNICATIONS

Citizens Funds was a pioneer of the plain English prospectus well before it became the standard for the rest of the mutual fund industry. We try to bring that same spirit of innovation, plain-speak and respect for our shareholders to all our communications, including:

-    Quarterly statements (monthly for money market shareholders)

-    Shareholder newsletters


* ALTHOUGH CITIZENS FUNDS ARE NO-LOAD, CERTAIN FEES AND EXPENSES DO APPLY TO A CONTINUED INVESTMENT IN THE FUNDS AND ARE DESCRIBED IN THE PROSPECTUS.

INVESTMENTS IN THE CITIZENS EMERGING GROWTH FUND AND CITIZENS SMALL CAP CORE GROWTH FUND INVOLVE UNIQUE RISKS, AS SMALL- AND MEDIUM-SIZED COMPANIES MAY HAVE INEXPERIENCED MANAGEMENT, A LIMITED PRODUCT LINE, A DIFFICULT TIME OBTAINING FINANCING OR MARKET SHARE, AND THEIR SHARES MAY BE MORE VOLATILE AND NOT TRADED AS FREQUENTLY OR IN AS LARGE A VOLUME AS LARGER COMPANIES.

INVESTMENTS IN THE CITIZENS GLOBAL EQUITY FUND AND INTERNATIONAL GROWTH FUND INVOLVE RISKS OF INVESTING IN FOREIGN MARKETS, INCLUDING POLITICAL INSTABILITY AND CURRENCY RISKS, EXCESSIVE TAXATION, DIFFERENT FINANCIAL AND AUDITING STANDARDS, INCREASED MARKET VOLATILITY AND OTHER FACTORS.

INVESTMENTS IN THE CITIZENS MONEY MARKET FUND ARE NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

TRUSTEES:
Judy Belk
Walter D. Bristol, Jr.
Sophia Collier
Jeannie H. Diefenderfer
Pablo S. Eisenberg
Orlando Hernandez
Mitchell A. Johnson
Martha S. Pope
John L. Shields

DISTRIBUTOR:
Citizens Securities, Inc.
230 Commerce Way
Portsmouth, NH 03801
(800) 223-7010
(603) 436-5152

MANAGER:
Citizens Advisers, Inc.
230 Commerce Way
Portsmouth, NH 03801
(800) 223-7010
(603) 436-5152

CUSTODIAN:
Fifth Third Bank
Cincinnati, OH 45263

TRANSFER AND
ACCOUNTING AGENT:
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL:
Bingham Dana LLP
Boston, MA 02110

INDEPENDENT AUDITORS:
PricewaterhouseCoopers LLP
Columbus, OH 43215

                            [CITIZENS FUNDS(R) LOGO]

 Citizens Funds are available through such popular mutual fund supermarkets as
      Charles Schwab's Mutual Fund OneSource(R) and Fidelity Investments'
                                 FundsNetwork(R).

      Citizens Value Fund(SM) is a servicemark of Citizens Advisers, Inc. Citizens Funds(R) is a registered trademark of Citizens Advisers, Inc.

     This report is intended for shareholders of Citizens Funds and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus.

            [RECYCLED SYMBOL] Printed on recycled paper with soy-based inks.

                                                                     VFSAR 11/01